Fees Summary	Feb. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 999,300,000
Previously Paid Amount	0
Total Fee Amount	152,992.83
Total Offset Amount	0
Net Fee	$ 152,992.83